UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2011

VRINGO, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-34785	20-4988129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18 East 16th Street, 7th Floor New York, New York		10003
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (646) 525-4319

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On March 9, 2011, senior management of Vringo, Inc. (the “Company”) delivered a presentation at the Wedbush Securities 2011 Technology, Media & Telecommunications Conference. A copy of the presentation materials used at the conference is furnished herewith as Exhibit 99.1.

The information contained in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent the Company specifically incorporates the information by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Presentation Materials for the Wedbush Securities 2011 Technology, Media & Telecommunications Conference

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 9, 2011	VRINGO, INC.

	By:	/s/ Andrew Perlman
		Name:	Andrew Perlman
		Title:	President